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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to the LSI Logic Corporation Employee Stock Purchase Plan, Amended and Restated of our report dated January 23, 2001, which is included in LSI Logic Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

                                      /s/ PricewaterhouseCoopers LLP


July 27, 2001
San Jose, California